UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                SCHEDULE 14C
                  Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934


Filed by the Registrant  |X|

Filed by a Party other than the Registrant  | |

Check the appropriate box:

| |   Preliminary Information Statement

| | Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

|X|   Definitive Information Statement

                             INFORMATION STATEMENT
                                       OF
                    PIONEER REAL ESTATE SHARES VCT PORTFOLIO
                               (the "Portfolio")

             The address and telephone number of the Portfolio is:

                                60 State Street
                          Boston, Massachusetts 02109
                                 1-800-225-6292

To the Shareholders of Pioneer Real Estate Shares VCT Portfolio:

     The enclosed information statement provides certain information regarding a new sub-advisory agreement between the Portfolio's investment adviser, Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), formerly Pioneer Investment Management, Inc., and the Portfolio's subadviser, AEW Capital Management, L.P. ("AEW").

     On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly-owned subsidiary of UniCredit S.p.A.

     Under the Investment Company Act of 1940, as amended, the Portfolio's investment management agreement between Amundi Pioneer and the Portfolio terminated automatically upon the consummation of the Transaction. The Portfolio's sub-advisory agreement provided for its automatic termination in the event of the termination of the Portfolio's investment management agreement. Accordingly, the Portfolio's sub-advisory agreement also terminated automatically upon the consummation of the Transaction. Amundi Pioneer is permitted by an order from the Securities and Exchange Commission, subject to the approval of the Board of Trustees, to enter into and materially amend an existing sub-advisory contract with an unaffiliated subadviser for the Portfolio without shareholder approval. Accordingly, to prevent any disruption of sub-advisory services to the Portfolio, the Board of Trustees approved a new sub-advisory agreement between Amundi Pioneer and AEW (the "New Sub-Advisory Agreement") that became effective upon the consummation of the Transaction. Pursuant to the New Sub-Advisory Agreement, AEW has been engaged to continue to serve as the subadviser for the Portfolio. Amundi Pioneer, and not the Portfolio, pays AEW for providing sub-advisory services to the Portfolio. There is no change in services or management fees as a result of the New Sub-Advisory Agreement.

     The enclosed document is for information purposes only. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. We do, however, ask that you review the enclosed information statement, which contains information about the reappointment of AEW as subadviser to the Portfolio and the Board of Trustees' approval of the New Sub-Advisory Agreement.

     If you have any questions, please call 1-800-225-6292.

                                             Sincerely,

                                             Christopher J. Kelley
                                             Secretary

Boston, Massachusetts
September 22, 2017

                             INFORMATION STATEMENT
                                       OF
                    PIONEER REAL ESTATE SHARES VCT PORTFOLIO

     This information statement dated September 22, 2017 (the "Information Statement") is being furnished on behalf of the Board of Trustees (the "Board") of Pioneer Real Estate Shares VCT Portfolio (the "Portfolio") to inform shareholders of the Portfolio about the reappointment of AEW Capital Management, L.P. ("AEW" or the "Subadviser") as the subadviser to the Portfolio and the new sub-advisory agreement between the Portfolio's investment adviser, Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and AEW. The prior sub-advisory agreement between Amundi Pioneer and AEW was terminated on July 3, 2017 as a result of a change in ownership of the Portfolio's investment adviser.

     On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly-owned subsidiary of UniCredit S.p.A.

     Under the Investment Company Act of 1940, as amended, the Portfolio's investment management agreement between Amundi Pioneer and the Portfolio terminated automatically upon the consummation of the Transaction. The Portfolio's sub-advisory agreement provided for its automatic termination in the event of the termination of the Portfolio's management agreement. Accordingly, the Portfolio's sub-advisory agreement also terminated automatically upon the consummation of the Transaction. Amundi Pioneer is permitted by an order from the Securities and Exchange Commission, subject to the approval of the Board, to enter into and materially amend an existing sub-advisory contract with an unaffiliated subadviser for the Portfolio without shareholder approval. Accordingly, to prevent any disruption of sub-advisory services to the Portfolio in connection with the Transaction, the Board approved a new sub-advisory agreement (the "New Sub-Advisory Agreement") on behalf of the Portfolio, between Amundi Pioneer and AEW, at meetings held on March 6-7, 2017. The New Sub-Advisory Agreement became effective upon the consummation of the Transaction.

     This Information Statement is being mailed on or about September 29, 2017 to shareholders of record of the Portfolio as of September 12, 2017. Please note that only one Information Statement may be delivered to two or more shareholders of the Portfolio who share an address, unless such shareholders have given instructions to the contrary. To request a separate copy of the Information Statement, shareholders should contact the Portfolio at the address or phone number listed below for the Portfolio.

     The principal executive office of the Portfolio is located at 60 State Street, Boston, Massachusetts 02109. A copy of the Portfolio's most recent Annual and Semi-Annual Reports sent to shareholders are available upon request, without charge, by writing to the Portfolio at 60 State Street, Boston, Massachusetts 02109, visiting www.amundipioneer.com or calling toll-free 1-800-225-6292.

                IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY
                   THIS INFORMATION STATEMENT IS AVAILABLE AT
                             www.amundipioneer.com

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
                                     PROXY.

                                   TABLE OF CONTENTS
                                                                               Page
                                                                               -----
INTRODUCTION .................................................................     3
INVESTMENT ADVISER ...........................................................     4
SUBADVISER ...................................................................     5
COMPARISON OF NEW SUB-ADVISORY AGREEMENT WITH PRIOR SUB-ADVISORY AGREEMENT ...     6
BOARD EVALUATION OF THE TRANSACTION AND NEW SUB-ADVISORY AGREEMENT ...........     8
GENERAL INFORMATION ..........................................................    10
OWNERSHIP OF SHARES OF PIONEER REAL ESTATE SHARES VCT PORTFOLIO ..............    11
OTHER MATTERS ................................................................    11
EXHIBIT A - NEW SUB-ADVISORY AGREEMENT .......................................   A-1

                                  INTRODUCTION

     Shareholders of Pioneer Real Estate Shares VCT Portfolio (the "Portfolio") are being provided with certain information regarding the new sub-advisory agreement between Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer") and AEW Capital Management, L.P. ("AEW" or the "Subadviser") that took effect on July 3, 2017. Amundi Pioneer, formerly Pioneer Investment Management, Inc., currently serves as investment adviser to the Portfolio and AEW currently serves as subadviser to the Portfolio.

     On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

     Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio's investment management agreement in effect prior to the Transaction (the "Prior Management Agreement") terminated automatically upon the consummation of the Transaction. The Portfolio's sub-advisory agreement in effect prior to the Transaction (the "Prior Sub-Advisory Agreement") provided for its automatic termination in the event of the termination of the Portfolio's investment management agreement. Accordingly, the Portfolio's Prior Sub-Advisory Agreement also terminated automatically upon consummation of the Transaction.

     Amundi Pioneer is permitted by an order from the Securities and Exchange Commission (the "SEC"), subject to the approval of the Board of Trustees (the "Board"), to enter into and materially amend an existing sub-advisory contract with an unaffiliated subadviser for the Portfolio without shareholder approval (the "Exemptive Order"). Accordingly, to prevent any disruption of sub-advisory services to the Portfolio in connection with the Transaction, the Board approved a new sub-advisory agreement between Amundi Pioneer and AEW at the March 6-7, 2017 meeting that became effective upon the completion of the Transaction (the "New Sub-Advisory Agreement").

     Pursuant to the New Sub-Advisory Agreement, AEW has been engaged, with the approval of the Board, to continue to serve as the subadviser for the Portfolio. Amundi Pioneer, and not the Portfolio, pays the Subadviser for providing sub-advisory services to the Portfolio. There is no change in services or management fees as a result of the New Sub-Advisory Agreement.

     Amundi Pioneer and the Portfolio have agreed to comply with certain conditions when acting in reliance on the relief granted in the Exemptive Order. These conditions require, among other things, that Portfolio shareholders be notified within ninety (90) days of the effective date of a subadviser's retention. This Information Statement provides such notice of the changes and presents details regarding the Subadviser and the New Sub-Advisory Agreement.

                               INVESTMENT ADVISER

     Amundi Pioneer, as the Portfolio's investment adviser, oversees the Portfolio's operations and supervises the Portfolio's Subadviser, which is responsible for the day-to-day management of the Portfolio's portfolio. Amundi Pioneer's main office is located at 60 State Street, Boston, Massachusetts 02109.

     Amundi Pioneer is an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As of June 30, 2017, Amundi had more than $1.5 trillion in assets under management worldwide. As of June 30, 2017, Amundi Pioneer (and its U.S. affiliates) had over $74 billion in assets under management.

     The firm's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

     Prior to July 3, 2017, the Portfolio's investment adviser was named Pioneer Investment Management, Inc. A new investment management contract between the Portfolio and the investment adviser became effective on July 3, 2017 (the "New Management Agreement").

     Pursuant to the New Management Agreement, Amundi Pioneer provides the Portfolio with investment research, advice, management and supervision and furnishes a continuous investment program for the Portfolio's portfolio of securities and other investments consistent with the Portfolio's investment objectives, policies and restrictions, as stated in the Portfolio's current Prospectus and Statement of Additional Information. The New Management Agreement permits Amundi Pioneer, subject to the Board's approval, to enter into sub-advisory agreements with one or more subadvisers in which Amundi Pioneer delegates to such subadvisers any or all of its duties specified in the New Management Agreement.

     The New Management Agreement was last approved by the Board of Trustees, with respect to the Portfolio, at a meeting held on March 6-7, 2017, and by the shareholders of the Portfolio at a meeting held on June 13, 2017. A discussion regarding the basis for the Board approving the New Management Agreement is available in the Portfolio's semi-annual report for the period ended June 30, 2017.

     Pursuant to the New Management Agreement, the Portfolio pays Amundi Pioneer a management fee at the annual rate of 0.80% of the Portfolio's average daily net assets up to $1 billion and 0.75% on assets over $1 billion. The fee is computed daily and payable monthly. For the fiscal year ended December 31, 2016, the Portfolio paid Amundi Pioneer $321,949 in management fees. Amundi Pioneer, and not the Portfolio, pays a portion of the fee it receives from the Portfolio to AEW as compensation for AEW's sub-advisory services to the Portfolio.

     The following persons are officers and/or directors of Amundi Pioneer:

     Lisa M. Jones             President, Chairman, Chief Executive Officer, and Director
     Kenneth J. Taubes         Chief Investment Officer and Director
     Patrice E. Blanc          Chief Operating Officer and Director
     Gregg M. Dooling          Chief Financial Officer
     Terrence J. Cullen        Chief Legal Officer
     Jean M. Bradley           Chief Compliance Officer
     Pascal M. Blanque         Director
     Bernard H. DeWit          Director
     Dominique Carrel-Billiard Director

The address of each officer and/or director of Amundi Pioneer is 60 State Street, Boston, Massachusetts 02109.

                                   SUBADVISER

     AEW serves as the Portfolio's investment subadviser. The Subadviser, among other things, continuously reviews and analyzes the investments in the Portfolio's portfolio and, subject to the supervision of Amundi Pioneer, manages the investment and reinvestment of the Portfolio's assets. AEW has served as the Portfolio's subadviser since the Portfolio's inception.

     AEW, a Delaware limited partnership founded in 1981, is an investment adviser registered with the SEC. AEW and its affiliates provide real estate investment advice to public, corporate, union and government pension plans and endowments. AEW is an indirect subsidiary of Natixis Global Asset Management, L.P., which is an indirect subsidiary of Natixis Global Asset Management ("NGAM"), an international asset management group based in Paris, France. NGAM is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France's second largest banking group. AEW's offices include its headquarters at Two Seaport Lane, Boston, Massachusetts 02210 and offices in Los Angeles, London, Singapore, Hong Kong and Sydney.

     As of June 30, 2017, AEW and its affiliates managed $66.7 billion of client capital. AEW specializes in designing and executing real estate investment strategies focused on four distinct areas: real estate equity securities, such as REITs; core and value-added direct investment in real estate assets through separate accounts and funds; opportunistic real estate investing through the AEW Partners Funds; and international investment (Asia and Europe).

     Day-to-day management of the Portfolio is the responsibility of Matthew A. Troxell, CFA (portfolio manager of the Portfolio since 2004). Mr. Troxell is a Managing Director and Senior Portfolio Manager at AEW with responsibility for construction and management of AEW's publicly traded real estate equities portfolios. He has been employed at AEW as part of the REIT group since 1994 and has over 30 years of experience in investment analysis and portfolio management. Mr. Troxell is supported by two portfolio managers: J. Hall Jones, Jr., CFA, Director of AEW (co-portfolio manager of the Portfolio since 2012) and Gina Szymanski, CFA, Director of AEW (co-portfolio manager of the Portfolio since January 2017). Mr. Jones joined AEW in 1999. Prior to joining AEW in January 2017, Ms. Szymanski worked at Putnam Investments where she managed the REIT sleeve of an equity fund and was a member of the Global Equity Research team.

     In anticipation of the Transaction, the Board, at an in-person meeting held on March 6-7, 2017, unanimously approved the New Sub-Advisory Agreement between Amundi Pioneer and AEW with respect to the Portfolio. The New Sub-Advisory Agreement became effective upon the consummation of the Transaction.

     Pursuant to each of the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement, Amundi Pioneer and not the Portfolio, pays to the Subadviser a fee, computed daily at an annual rate of 0.40% of the first $100 million of the combined average daily net assets of the Portfolio and Pioneer Real Estate Shares and 0.30% of the combined average daily net assets of the Portfolio and Pioneer Real Estate Shares in excess of $100 million. As of December 31, 2016, the combined assets of the Portfolio and Pioneer Real Estate Shares were $182,043,412. For the fiscal year ended December 31, 2016, Amundi Pioneer paid to AEW $537,351 in subadvisory fees with respect to the Portfolio.

     AEW is not affiliated with Amundi Pioneer, and AEW discharges its responsibilities subject to the oversight and supervision of Amundi Pioneer. Under the New Sub-Advisory Agreement, Amundi Pioneer, and not the Portfolio, compensates the Subadviser out of the management fee Amundi Pioneer receives from the Portfolio. There is no change in the management fees paid by the Portfolio to Amundi Pioneer as a consequence of the retention of AEW as a subadviser for the Portfolio or the implementation of the New Sub-Advisory Agreement.

     The following persons are officers and/or directors of AEW:

     Jeffrey D. Furber  Chief Executive Officer and Managing Director
     James J. Finnegan  General Counsel, Chief Compliance Officer and Managing Director
     Jonathan E. Martin Chief Operating Officer and Managing Director
     Linda M. Danyluk   Chief Financial Officer
     Michael J. Acton   Managing Director
     Marc L. Davidson   Managing Director
     Pamela J. Herbst   Managing Director
     Robert J. Plumb    Managing Director
     David Schaefer     Managing Director
     Matthew A. Troxell Managing Director

     The address of each officer and/or director of AEW is Two Seaport Lane, Boston, Massachusetts 02210.

                 COMPARISON OF NEW SUB-ADVISORY AGREEMENT WITH
                          PRIOR SUB-ADVISORY AGREEMENT

     The New Sub-Advisory Agreement (also referred to herein as the "Agreement") was approved by the Board at a meeting held on March 6-7, 2017. The terms of the New Sub-Advisory Agreement are substantially similar to the terms of the Prior Sub-Advisory Agreement, except for the dates of execution, effectiveness and termination. The stated sub-advisory fees to be paid by your Portfolio are identical under the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement. The material terms of the New Sub-Advisory Agreement are discussed below. You should refer to a copy of the New Sub-Advisory Agreement in Exhibit A of this Information Statement for the complete terms of the New Sub-Advisory Agreement.

     Investment Services. The New Sub-Advisory Agreement provides that AEW shall act as investment sub-adviser with respect to the Portfolio and, subject to the supervision of Amundi Pioneer and the Board, shall regularly provide the Portfolio with investment research, advice and supervision and shall furnish continuously an investment program for the Portfolio, consistent with the investment objectives and policies of the Portfolio. The Subadviser shall determine, from time to time, what securities shall be purchased, held or sold by the Portfolio and what portion of the Portfolio's assets shall be held uninvested in cash, all subject to the provisions of the Portfolio's governing documents and its registration statement, and to the investment objectives, policies and restrictions of the Portfolio, as each of the same shall be from time to time in effect. The Prior Sub-Advisory Agreement contained substantially similar provisions.

     The New Sub-Advisory Agreement provides that the Subadviser is authorized to place orders for the Portfolio with any broker or dealer selected by it. In the selection of such brokers or dealers and the placing of orders for the Portfolio, the Subadviser is directed at all times to seek the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Portfolio that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers, as consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Subadviser is authorized to place orders for the purchase and sale of securities for the Portfolio with such brokers, subject to review by Amundi Pioneer and the Board from time to time with respect to the extent and continuation of this practice.

     The New Sub-Advisory Agreement provides that, on occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

     The New Sub-Advisory Agreement provides that, subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or any of its affiliates may act as a broker in connection with the purchase or sale of securities or other investments for the Portfolio, and receive brokerage commissions, fees or other remuneration from the Portfolio for these services in addition to the fees for services under the New Sub-Advisory Agreement.

     The New Sub-Advisory Agreement provides that the Subadviser may place some or all of the trades for the Portfolio through Amundi Pioneer's trading desk, and that, in such event, Amundi Pioneer has complete authority to determine the brokers or dealers through which any trade by the Portfolio is placed and the timing and manner of the execution of any such trades. Amundi Pioneer is responsible for obtaining best execution on behalf of the Portfolio on trades it places, however, the Subadviser remains responsible for all other compliance issues in connection with the Portfolio's portfolio transactions, including the appropriate and accurate placement of orders on behalf of the Portfolio into Amundi Pioneer's trading system and confirming the appropriate settlement of the transactions.

     The New Sub-Advisory Agreement provides that the Board has delegated the authority and responsibility to vote proxies for the Portfolio's securities to Amundi Pioneer, and that the Subadviser shall provide such assistance to Amundi Pioneer with respect to the voting of proxies for the Portfolio as Amundi Pioneer may from time to time reasonably request. The Subadviser shall not vote proxies with respect to the securities held by the Portfolio unless and until the Board or Amundi Pioneer delegates such authority and responsibility to the Subadviser.

     The Prior Sub-Advisory Agreement contained the same provisions. In addition to the above provisions, the Prior Sub-Advisory Agreement contained a provision that is not currently consistent with the 1940 Act or the Portfolio's policies against directed brokerage. This provision is not included in the New Sub-Advisory Agreement.

     Fees. As noted above, the stated fees payable by Amundi Pioneer to the Subadviser are identical under the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement. Each agreement provides that Amundi Pioneer, and not the Portfolio, shall pay to the Subadviser, as compensation for the Subadviser's services under the Agreement, a fee, computed daily at an annual rate of 0.40% of the first $100 million of the combined average daily net assets of the Portfolio and Pioneer Real Estate Shares and 0.30% of the combined average daily net assets of the Portfolio and Pioneer Real Estate Shares in excess of $100 million.

     Payment of Expenses. The New Sub-Advisory Agreement requires the Subadviser to bear its own costs of providing services in connection with the performance of its services under the Agreement. The Prior Sub-Advisory Agreement contained the same provisions.

     Potential Conflicts of Interest. The New Sub-Advisory Agreement provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, consistent with the Subadviser's policies and procedures as presented to the Portfolio's Board from time to time. The Prior Sub-Advisory Agreement contained the same provisions.

     Limitation on Liability. The New Sub-Advisory Agreement states that the Subadviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal or other expenses) arising out of any error of judgment or mistake of law by the Subadviser with respect to the Portfolio. The Subadviser is not protected, however, from liability by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. The Prior Sub-Advisory Agreement contained the same provisions.

     Term and Continuance. The Prior Sub-Advisory Agreement had been in effect for an initial term and for successive one-year periods subject to such continuance being approved annually in the manner required by the 1940 Act. The Prior Sub-Advisory Agreement provided for its automatic termination in the event of the termination of the Portfolio's management agreement. In connection with the Transaction, the shareholders of the Portfolio approved the New Management Agreement at a meeting held on June 13, 2017 and the New Sub-Advisory Agreement came into effect upon the consummation of the Transaction on July 3, 2017 for an initial period ending December 31, 2018. Thereafter, if not terminated, the New Sub-Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually in the manner required by the 1940 Act.

     Termination. The New Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by Amundi Pioneer, upon not more than sixty
(60) days' and not less than thirty (30) days' written notice to the Subadviser, or by the Subadviser upon not more than sixty (60) days' and not less than thirty (30) days' written notice to Amundi Pioneer. In addition, the Portfolio may terminate the New Sub-Advisory Agreement either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio. The New Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act) or in the event of the termination of the New Management Agreement. The Prior Sub-Advisory Agreement contained the same provisions.

                    BOARD EVALUATION OF THE TRANSACTION AND
                           NEW SUB-ADVISORY AGREEMENT

     The Board of the Portfolio approved the New Sub-Advisory Agreement at a meeting held on March 6-7, 2017.

     The Board evaluated the Transaction and the New Sub-Advisory Agreement. In connection with their evaluation of the Transaction and the New Sub-Advisory Agreement, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction; (b) the anticipated benefits of the Transaction to the Portfolio and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction on the ongoing services provided to the Portfolio, including the need to select a new independent registered public accounting firm for the Portfolio, and any plans to modify the operations of the Portfolio; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

     The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Sub-Advisory
Agreement: (i) memoranda provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Sub-Advisory Agreement; (ii) the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio;
(iii) the fees paid by Amundi Pioneer to the Subadviser, and analyses from Amundi Pioneer as to possible economies of scale; (iv) financial information for the Subadviser and information regarding the Subadviser's profitability; and (v) the differences between the fees paid to the Subadviser with respect to the Portfolio and the fees charged by the Subadviser to its other clients, as well as the different services provided by Subadviser to the Portfolio and by the Subadviser to its other clients. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Portfolio's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Prior Sub-Advisory Agreement in September 2016.

     At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer, the Subadviser and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Sub-Advisory Agreement. In considering the New Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations.

     Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of the services that had been provided by the Subadviser to the Portfolio and that were expected to be provided by the Subadviser to the Portfolio following the consummation of the Transaction. The Trustees reviewed the terms of the New Sub-Advisory Agreement, and noted that such terms are substantially similar to the terms of the Prior Sub-Advisory Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed the Subadviser's investment approach for the Portfolio and its research process. The Trustees considered the resources of the Subadviser and the personnel of the Subadviser who provide investment management services to the Portfolio.

     The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Portfolio's service providers (including the Subadviser) and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations and that Amundi Pioneer and the Subadviser would continue to provide those investment management and research services and resources to the Portfolio following the consummation of the Transaction.

     The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

     Based on these considerations, the Trustees concluded that the nature, extent and quality of services that the Subadviser would continue to provide to the Portfolio following the consummation of the Transaction would be satisfactory and consistent with the terms of the New Sub-Advisory Agreement.

     Performance of the Portfolio. In considering the Portfolio's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. and Lipper, and the performance of the Portfolio's benchmark index. They also discussed the Portfolio's performance with Amundi Pioneer and the Subadviser on a regular basis.

     The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Sub-Advisory Agreement.

     Fees and Expenses. The Trustees noted that the stated sub-advisory fees to be paid to the Subadviser are identical under the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement. In considering the Portfolio's fee and expense ratio, the Trustees considered that Amundi Pioneer, not the Portfolio, paid the Subadviser pursuant to each of the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement. The Trustees evaluated both the fee under the New Sub-Advisory Agreement and the portion of the fee under the New Management Agreement to be retained by Amundi Pioneer. The Trustees reviewed management fees charged by the Subadviser to its other clients. The Trustees noted that the sub-advisory fees paid to the Subadviser with respect to the Portfolio were within the range of the fee rates charged by the Subadviser to its other clients.

     The Trustees concluded that the fees payable by Amundi Pioneer to the Subadviser, were reasonable in relation to the nature and quality of the services to be provided by the Subadviser to the Portfolio.

     Profitability. The Trustees considered information provided by the Subadviser regarding the profitability of the Subadviser with respect to the sub-advisory services provided by the Subadviser to the Portfolio. The Trustees concluded that the Subadviser's profitability with respect to the services it provides to the Portfolio was not unreasonable.

     Economies of Scale. The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

     Other Benefits. The Trustees considered the other benefits that the Subadviser enjoys from its relationship with the Portfolio. The Trustees concluded that any such benefits received by the Subadviser as a result of its relationship with the Portfolio were reasonable.

     Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the New Sub-Advisory Agreement.

                              GENERAL INFORMATION

Other Portfolio Service Providers

Amundi Pioneer Distributor, Inc., 60 State Street, Boston, Massachusetts 02109, is the Portfolio's distributor. The Portfolio compensates the distributor for its services pursuant to an underwriting agreement with Amundi Pioneer Distributor, Inc. The distributor is an affiliate of Amundi Pioneer. Prior to July 3, 2017, the Portfolio's distributor was named Pioneer Funds Distributor, Inc.

Brown Brothers Harriman & Co. ("BBH"), 50 Post Office Square, Boston, Massachusetts 02110, is the custodian of the Portfolio's assets. The custodian's responsibilities include safekeeping and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Portfolio's investments. BBH also performs certain fund accounting and fund administration services for the Pioneer Fund complex, including the Portfolio. For performing such services, BBH receives fees based on complex-wide assets.

Boston Financial Data Services, Inc. ("BFDS"), 2000 Crown Colony Drive, Quincy, Massachusetts 02169, is the Portfolio's shareholder servicing and transfer agent. BFDS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the Portfolio; (ii) distributing dividends and capital gains associated with the Portfolio's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

Payments to Affiliated Brokers

During the Portfolio's most recent fiscal year ended December 31, 2016, the Portfolio did not pay any commissions to affiliated brokers.

        OWNERSHIP OF SHARES OF PIONEER REAL ESTATE SHARES VCT PORTFOLIO

As of September 12, 2017, the Trustees and officers of the Portfolio owned in the aggregate less than 1% of the outstanding shares of the Portfolio. The following is a list of the holders of 5% or more of the outstanding shares of any class of the Portfolio as of September 12, 2017.

                                      Pioneer Real Estate Shares VCT Portfolio
-------------------------------------------------------------------------------------------------------------------
Record Holder                                                Share Class   Number of Shares     Percent of Class
-------------------------------------------------------------------------------------------------------------------
Symetra Life Insurance Company                                  Class I            28,549.513                5.37%
777 108th Ave NE Suite 1200
Bellevue, WA 98004-5135
-------------------------------------------------------------------------------------------------------------------
Allmerica Financial Life Insurance & Annuity Co.                Class I           358,361.347               67.41%
1 SW Security Benefit PL
Topeka, KS 66636-1000
-------------------------------------------------------------------------------------------------------------------
United of Omaha Life Ins Co.                                    Class I           135,480.070               25.49%
Attn: Product Acct & Reporting
11th Floor
Mutual of Omaha Plaza
Omaha, NE 68175-0001
-------------------------------------------------------------------------------------------------------------------
Metlife Insurance Company of Connecticut                        Class II          427,340.947               26.49%
P.O. Box 990027
Hartford, CT 06199-0027
-------------------------------------------------------------------------------------------------------------------
Symetra Life Insurance Company                                  Class II          247,860.343               15.36%
777 108th Ave NE Suite 1200
Bellevue, WA 98004-5135
-------------------------------------------------------------------------------------------------------------------
Allmerica Financial Life Insurance & Annuity Co.                Class II          676,552.295               41.94%
1 SW Security Benefit PL
Topeka, KS 66636-1000
-------------------------------------------------------------------------------------------------------------------
Transamerica Advisors Life Insurance Company                    Class II          165,417.127               10.25%
Merrill Lynch Life Variable Annuity
Separate Account A
4333 Edgewood Rd. NE MS 4410
Cedar Rapids, IA 52499

                                 OTHER MATTERS

     The Portfolio relied upon the Exemptive Order to reappoint AEW as subadviser to the Portfolio without a shareholder meeting. The Portfolio does not anticipate holding a further meeting of shareholders in 2017.

     Under the proxy rules of the SEC, shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in the Portfolio's proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Portfolio of any such proposal. Since the Portfolio does not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Portfolio a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Portfolio receives a shareholder proposal in a timely manner does not ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.

                          This page is for your notes.

                     EXHIBIT A - NEW SUB-ADVISORY AGREEMENT

     THIS SUB-ADVISORY AGREEMENT is made as of this 3rd day of July, 2017, by and between Amundi Pioneer Asset Management, Inc., a Delaware corporation, with its principal place of business at 60 State Street, Boston, Massachusetts 02109 (the "Adviser"), and AEW Capital Management, L.P., a Delaware limited partnership with its principal place of business at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210 (the "Sub-Adviser").

                              W I T N E S S E T H

     WHEREAS, the Adviser serves as investment manager to Pioneer Real Estate Shares and Pioneer Real Estate Shares VCT Portfolio, a series of Pioneer Variable Contracts Trust (each a "Fund" and, collectively, the "Funds"), pursuant to Management Agreements between each Fund and the Adviser dated as of as of this 3rd day of July, 2017 (each a "Management Agreement" and, collectively, the "Management Agreements");

     WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees of the Funds (the "Board") and pursuant to the provisions of the Management Agreements, the Adviser has selected the Sub-Adviser to act as investment sub-adviser of the Funds and to provide certain other services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

     1. THE SUB-ADVISER'S SERVICES.

     (a) INVESTMENT SERVICES. The Sub-Adviser shall act as investment sub-adviser with respect to the Funds. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the investment objectives and policies of the Fund. The Sub-Adviser shall determine, from time to time, what securities shall be purchased for a Fund, what securities shall be held or sold by a Fund and what portion of a Fund's assets shall be held uninvested in cash, subject always to the provisions of the Fund's Certificate of Trust, Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), covering the Fund's shares, as filed with the U.S. Securities and Exchange Commission (the "Commission"),and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-Adviser shall, upon written instructions from the Adviser, effect such portfolio transactions for each Fund as the Adviser may from time to time direct. No reference in this Agreement to the Sub-Adviser having full discretionary authority over a Fund's investments shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund's assets.

     (b) COMPLIANCE. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting each Fund's portfolio securities and performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the requirements of Subchapters L and M of the Internal Revenue Code of 1986, as amended (the "Code"), as applicable, for qualification as a regulated investment company. The Sub-Adviser shall maintain compliance procedures for the Funds that it reasonably believes are adequate to ensure the Funds' compliance with the foregoing. The Sub-Adviser shall also maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the Advisers Act. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser's full responsibility for any of the foregoing.

     (c) PROXY VOTING. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Sub-Adviser shall provide such assistance to the Adviser with respect to the voting of proxies for the Funds as the Adviser may from time to time reasonably request, and the

Sub-Adviser shall promptly forward to the Adviser any information or documents necessary for the Adviser to exercise its proxy voting responsibilities. The Sub-Adviser shall not vote proxies with respect to the securities held by the Funds unless and until the Board or the Adviser delegates such authority and responsibility to the Sub-Adviser or otherwise instructs the Sub-Adviser to do so in writing, whereupon the Sub-Adviser shall carry out such responsibility in accordance with any instructions that the Board or the Adviser shall provide from time to time and shall provide such reports and keep such records relating to proxy voting as the Board or the Adviser may reasonably request or as may be necessary for a Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.

     (d) RECORDKEEPING. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be reasonably necessary for the Sub-Adviser to supply to the Adviser, the Funds or the Board the information required to be supplied under this Agreement.

     The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to each Fund's assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund's Books and Records"). The Funds' Books and Records shall be available to the Adviser and the Board at any time upon request, copies of which shall be delivered to the Funds upon the termination of this Agreement and shall be available for telecopying without delay during any day the Funds are open for business.

     (e) HOLDINGS INFORMATION AND PRICING. The Sub-Adviser shall keep the Funds and the Adviser informed of developments materially affecting the Fund's holdings, and shall, on its own initiative, furnish the Fund and the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to immediately notify the Adviser if the Sub-Adviser believes that the market value of any security held by a Fund is not an appropriate fair value and provide pricing information to the Adviser and/or the Fund's pricing agent as may be necessary to make determinations of the fair value of certain portfolio securities when market quotations are not readily available or such information is otherwise required in accordance with the 1940 Act and the Fund's valuation procedures for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board.

     (f) COOPERATION WITH AGENTS OF THE ADVISER AND THE FUND. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Funds, the Funds' custodian and foreign sub-custodians, the Funds' pricing agents and all other agents and representatives of the Funds and the Adviser, provide them with such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

     2. CODE OF ETHICS. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Adviser and the Funds. The Sub-Adviser shall ensure that its employees comply in all respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Funds with a (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser's Code of Ethics to the Funds and the Adviser. The Sub-Adviser shall respond to requests for information from the Adviser as to violations of the Code and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall immediately notify the Adviser of any material violation of the Code, whether or not such violation relates to any security held by a Fund.

     3. INFORMATION AND REPORTING. The Sub-Adviser shall keep each Fund and the Adviser informed of developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that materially affect the Fund. In this regard, the Sub-Adviser shall provide the Funds, the Adviser, and their respective officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Funds and the Adviser may from time to time reasonably request.

     (a) NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Sub-Adviser shall notify the Adviser immediately upon detection of (i) any failure to manage a Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any breach of any of a Fund's or the Adviser's policies, guidelines or procedures. In addition, the Sub-Adviser shall provide a monthly certification that each Fund is in compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapters L and M of the Code, and the Fund's and the Adviser's policies, guidelines or procedures. The Sub-Adviser acknowledges and agrees that the Adviser may, in its discretion, provide such monthly compliance certifications to the Board. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Adviser may reasonably request in connection with any such breach. The Sub-Adviser shall also provide the officers of the Funds with supporting certifications in connection with such certifications of the Funds' financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Adviser if (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of a Fund (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with federal or state securities laws or (ii) the controlling stockholder or executive committee of the Sub-Adviser changes, there is otherwise an actual change in control (whether through sale of all or substantially all the assets of the Sub-Adviser or a material change in management of the Sub-Adviser) or an "assignment" (as defined in the 1940 Act) has or is proposed to occur.

     (b) INSPECTION. Upon request, with at least 24 hours advance notice, the Sub-Adviser agrees to make its records and premises (including the availability of the Sub-Adviser's employees for interviews) to the extent that they relate to the conduct of services provided to the Funds or the Sub-Adviser's conduct of its business as an investment adviser available for compliance audits by the Adviser or the Funds' employees, accountants or counsel; in this regard, the Funds and the Adviser acknowledge that the Sub-Adviser shall have no obligations to make available proprietary information unrelated to the services provided to the Funds or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules or regulations in the management of the Funds.

     (c) BOARD AND FILINGS INFORMATION. The Sub-Adviser will provide the Adviser with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by a Fund with the Commission. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review the investments of a Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

     (d) TRANSACTION INFORMATION. The Sub-Adviser shall furnish to the Adviser such information concerning portfolio transactions as may be necessary to enable the Adviser to perform such compliance testing on each Fund and the Sub-Adviser's services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser in no way relieves the Sub-Adviser of its own responsibilities for ensuring each Fund's compliance, as and to the extent herein provided.

     4. BROKERAGE.

     (a) PRINCIPAL AND AGENCY TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of its directors, officers, employees or affiliated persons will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

     (b) PLACEMENT OF ORDERS. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund's account with brokers or dealers selected by the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek for the Funds the most favorable execution and net price available under the circumstances except as described herein. It is also understood that it is desirable for each Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers, as consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its or its affiliates' services to other clients. The Sub-Adviser and not the Funds or the Adviser shall be liable for any losses or costs resulting from the Sub-Adviser's errors in placing trades on behalf of a Fund.

     (c) AGGREGATED TRANSACTIONS. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     (d) AFFILIATED BROKERS. The Sub-Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the

Investment Company Act, the Advisers Act and the rules of the Commission under such Acts; (c) the provisions of the 1934 Act; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Sub-Adviser's fees for services under this Agreement.

     (e) ALTERNATIVE TRADING ARRANGEMENTS. From time to time the Sub-Adviser and the Adviser may agree that the Sub-Adviser will place some or all of the trades for a Fund through the Adviser's trading desk. In such event, the Adviser shall have complete authority to determine the brokers or dealers through which any trade by a Fund is placed through the Advisers trading desk and as to the timing and manner of the execution of any such trade, although the Sub-Adviser may give guidance. In such event, the Adviser shall be responsible for obtaining best execution on behalf of the Fund on trades placed by the Adviser and the Sub-Adviser shall remain responsible for all other compliance issues in connection with the Fund's portfolio transactions, including the appropriate and accurate placement of orders on behalf of the Fund into the Adviser's trading system and confirming the appropriate settlement of the transactions.

     5. CUSTODY. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

     6. ALLOCATION OF CHARGES AND EXPENSES. The Sub-Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for a Fund's or the Adviser's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments. Specifically, the Sub-Adviser will not be responsible for expenses of a Fund or the Adviser, as the case may be, including, but not limited to, the following: (i) charges and expenses for accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Sub-Adviser or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (iv) underwriting commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Fund's shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Board meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Fund and the Board; (ix) any distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation and expenses of the Board; (xi) the cost of preparing and printing share certificates; (xii) interest on borrowed money, if any; and (xiii) any other expense that the Fund, the Adviser or any other agent of the Fund may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board (including a majority of the Independent Trustees) as being an appropriate expense of the Fund. The Fund or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any such expenses or other expenses of the Fund or the Adviser, as may be reasonably incurred by such Sub-Adviser on behalf of the Fund or the Adviser. The Sub-Adviser shall keep and supply to the Fund and the Adviser adequate records of all such expenses.

     7. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUB-ADVISER.

     (a) PROPERLY LICENSED. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

     (b) ADV DISCLOSURE. The Sub-Adviser has provided the Adviser with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Adviser. The information contained in the Sub-Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     (c) FUND DISCLOSURE DOCUMENTS. The Sub-Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Fund or information relating directly or indirectly to the

Sub-Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

     (d) NO STATUTORY DISQUALIFICATION AS AN INVESTMENT ADVISER. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement.

     (e) INSURANCE. The Sub-Adviser shall maintain errors and omissions and fidelity insurance coverage in an amount agreed upon from time to time by the Adviser and the Sub-adviser and from an insurance provider that is in the business of regularly providing insurance coverage to investment advisers. The Sub-Adviser shall provide prior written notice to the Adviser (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, it shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance. The Sub-Adviser's insurance shall, at a minimum, cover errors and omissions of the Sub-Adviser.

     (f) COMPETENT STAFF. The Sub-Adviser shall ensure that sufficient and competent investment management, administrative and compliance staff experienced in managing accounts similar to the Funds shall have charge at all times of the conduct of, and shall maintain close supervision of, the investment and management of the Funds. For the avoidance of doubt, the Sub-Adviser shall ensure that any affiliate or third party to whom its duties have been delegated, shall comply with the foregoing.

     (g) NO DETRIMENTAL AGREEMENT. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Funds, that would influence the decision of the Sub-Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Funds.

     (h) CONFLICTS. The Sub-Adviser shall act honestly, in good faith and in the best interests of the Funds including requiring any of its personnel with knowledge of the Funds' activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with a Fund.

     (i) REPRESENTATIONS. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the monthly compliance report required by Section 3(a), whether or not specifically referenced in such certificate.

     8. SUB-ADVISER'S COMPENSATION. The Adviser shall pay to the Sub-Adviser, as compensation for the Sub-Adviser's services rendered hereunder, a fee, computed daily at an annual rate of 0.40% of the first $100 million of the combined average daily net assets of the Funds and 0.30% of the combined average daily net assets of the Funds in excess of $100 million. Such fee shall be computed daily and paid monthly in arrears by the Adviser. The Funds shall have no responsibility for any fee payable to the Sub-Adviser.

     The method for determining net assets of each Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     9. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund or the Adviser in any way or otherwise be deemed to be an agent of a Fund or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of a Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     10. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of (i) its assignment, including any change in control, as defined in the 1940 Act, of the Adviser or the Sub-Adviser, or (ii) in the event of the termination of the Management Agreement; provided that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     11. DURATION AND TERMINATION.

     (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal and unless terminated automatically as set forth in Section 12 hereof or until terminated as follows:

         (i) The Adviser may at any time terminate this Agreement as to either Fund by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser. In addition, either Fund may cause this Agreement to terminate with respect to such Fund either (i) by vote of the Board or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

         (ii) The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or

         (iii) This Agreement shall automatically terminate on December 31st of any year, beginning on December 31, 2018, in which its terms and renewal shall not have been approved by (A) (i) a majority vote of the Board or (ii) the affirmative vote of a majority of the outstanding voting securities of a Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of a Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and (B) a majority vote of the Trustees who are not "interested persons" (as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the staff of the Commission) of the Fund, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval.

     (b) For the purposes of this Agreement, "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning set forth in the 1940 Act, subject, however, to such interpretations of the staff of the Commission.

     Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

     In the event of termination of this Agreement for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets. In addition, the Sub-Adviser shall deliver the Fund's Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser, for a period up to thirty-days (30) from such termination.

     12. LIABILITY OF THE SUB-ADVISER. The Sub-Adviser shall not be liable to the Adviser Indemnitees (as defined below) for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by an Adviser Indemnitee as a result of any error of judgment or mistake of law by the Sub-Adviser with respect to a Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser, each Fund and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Sub-Adviser being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's Registration Statement or any written guidelines or instruction provided in writing by the Board or the Adviser, (b) the Fund's failure to satisfy the diversification or source of income requirements of Subchapter L or M of the Code by reason of any action or omission of the Sub-Adviser, unless acting at the direction of the Adviser, (c) the Sub Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement or (d) the Fund being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's Registration Statement or any written guidelines or instruction provided in writing by the Board or the Adviser, by reason of any action or omission of the Sub-Adviser.

     13. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that no Trustee, officer or holder of shares of beneficial interests of a Fund shall be liable for any litigation arising hereunder, whether direct or indirect. Each Fund's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Fund's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     14. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of The Commonwealth of Massachusetts and the Sub-Adviser consents to the jurisdiction of courts, both state or federal, in Boston, Massachusetts, with respect to any dispute under this Agreement.

     15. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only. The form no part of this Agreement and shall not affect its construction.

     16. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

ATTEST:                  AMUNDI PIONEER ASSET MANAGEMENT, INC.

                         By: /s/ Gregg Dooling
----------               --------------------
                         Name: Gregg Dooling
                         Title: Chief Financial Officer



ATTEST:                  AEW CAPITAL MANAGEMENT, L.P.

                         By: /s/ James J. Finnegan
----------               -------------------------
                         Name: James J. Finnegan
                         Title: Authorized Signatory